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                                                                    EXHIBIT 10.7

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COAST

                                 Amendment #2 to

                           Loan and Security Agreement


Borrower:          NETsilicon, Inc., a Massachusetts corporation, fka Digital
                   Products, Inc.
Address:           2800 28th Street, Suite 100
                   Santa Monica, California 90405

Date:              October 28, 1998


This Amendment #2 to Loan and Security Agreement (the "Amendment") is entered into by and between Coast Business Credit'r', a division of Southern Pacific Bank (fka Southern Pacific Thrift & Loan Association ( "Coast"), and the above-referenced borrower. This Amendment principally amends the Schedule (the "Schedule") to the Loan and Security Agreement dated October 11, 1996, as amended by Amendment #1 to Loan and Security Agreement dated February 12, 1998. The Schedule, as modified by this Amendment, shall for all purposes be deemed to be, and the same shall constitute an integral part of the Loan and Security Agreement. (Definitions and certain terms used in this Amendment shall have the meanings set forth in the Loan and Security Agreement, the Schedule and all other documents and agreements executed in connection therewith or in furtherance thereof).

         For good and valuable consideration, receipt of which is hereby acknowledged, the Schedule is hereby amended in the following respects by this Amendment and by reason thereof the Loan and Security Agreement, to the extent governed or impacted by the Schedule, is also amended to the extent that modifications of the Schedule result in modifications to the Loan and Security Agreement.

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NAME OF BORROWER:

                  Borrower has changed its name from Digital Products, Inc. to NETsilicon, Inc., a Massachusetts corporation. Wherever reference is made to Borrower, the same shall refer to NETsilicon, Inc. Borrower agrees to execute such documents and agreements as Coast may request from time to time reflecting such name change.

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Amendment #2 to Loan and Security Agreement            Coast Business Credit
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SECTION 1 OF THE SCHEDULE (dealing with the Credit Limit) is amended and restated in its entirety to read as follows:

1.       CREDIT LIMIT

(Section 1.1):             Loans in a total amount at any time outstanding not to exceed the lesser of a total of $5,000,000 (the "Maximum Dollar Amount"), or the sum of (a) and
                           (b) below:
                           (a)   Loans (the "Receivable Loans") in an amount not to exceed 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus
                           (b)   Loans (the "Inventory Loans") in an amount not to exceed the lesser of:
                                    (1) 45% of the value of Borrower's Eligible
                                    Inventory (as defined in Section 8 above*),
                                    calculated at the lower of cost or market
                                    value and determined on a first-in-,
                                    first-out basis, or

                                    (2)   $1,500,000.00.

*Coast, in its sole and absolute discretion, may, but is under no obligation to do so, elect to include certain encoded OEM inventory labeled WIP Final as Eligible if Coast determines that the same meets its underwriting criteria.

         Section 1 of the Schedule is superseded in its entirety by the foregoing.

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SECTION 3 OF THE SCHEDULE (dealing with fees) is amended to read as follows:
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3.       FEES (Section 1.3):

                  Amendment Fee: $5,000 payable concurrently herewith.

                  Except as expressly modified herein, all other terms and conditions for the Schedule, dealing with fees remain unchanged.

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SECTION 4 OF THE SCHEDULE (dealing with Term) is amended and restated in its entirety to read as follows:

4.       MATURITY DATE

         (Section 6.1):             February 1, 2001 subject to automatic
                                    renewal as provided in Section 6.1 above, and early termination as provided in Section
                                    6.2 above.



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Amendment #2 to Loan and Security Agreement            Coast Business Credit
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
         Early Termination Fee
         (Section 6.2)              An amount equal to 1.5% of the Maximum Dollar Amount (as defined in the Schedule), if termination occurs on or before February 1, 2000 and 1% of the Maximum Dollar Amount if termination occurs after
                                    February 1, 2000 and before February 1, 2001.

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
Borrower:                                                     Coast:
         NETsilicon, a Massachusetts corporation     COAST BUSINESS CREDIT,
         fka DIGITAL PRODUCTS, INC.                  a division of Southern Pacific Bank,
                                                              f/k/a Southern Pacific Thrift & Loan
                                                              Association

         By      /s/                                          By
           ----------------------------                         -------------------------------
         Title    Secretary                                   Title
              -------------------------                            ----------------------------

         The undersigned, having executed and delivered to Coast, a Subordination Agreement dated as of October 11, 1996, and a Continuing Guaranty also dated as of October 11, 1996, hereby (a) consents to the foregoing Amendment #2 to Loan and Security Agreement, (b) reaffirms that the Subordination Agreement and the Continuing Guaranty are in full force and effect and (c) acknowledge that the Subordination Agreement and Continuing Guaranty shall, to the extent applicable, be deemed to include the modifications provided in Amendment #2 to Loan and Security Agreement.

Osicom Technologies, Inc.

By       /s/
  ------------------------
Title  VP of Finance
     ----------------------



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